EXHIBIT 99.1
Keefe, Bruyette & Woods - 2006 Insurance Conference September 7, 2006 Andrew Barnard - President & CEO (r)

OdysseyRe Safe Harbor Statement Certain statements contained herein may constitute forward-looking statements and are made pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, the following: uncertainty related to estimated losses from recent catastrophes, including Hurricanes Katrina, Rita and Wilma; a reduction in net income if the Company's loss reserves are insufficient; the occurrence of catastrophic events with a frequency or severity exceeding the Company's estimates; the lowering or loss of one of the Company's financial or claims-paying ratings, including those of the Company's subsidiaries; an inability to realize the Company's investment objectives; the risk that current governmental investigations or related proceedings involving the Company might impact the Company adversely; the risk that ongoing regulatory developments will disrupt the Company's business or mandate changes in industry practices that increase the Company's costs or require the Company to alter aspects of the way in which it conducts its business; a decrease in the level of demand for the Company's reinsurance or insurance business, or increased competition in the industry; emerging claim and coverage issues, which could expand the Company's obligations beyond the amount it intends to underwrite; a change in the requirements of one or more of the Company's customers relating to counterparty financial strength, claims-paying ratings, or collateral requirements; actions of the Company's competitors, including industry consolidation, and increased competition from alternative sources of risk management products, such as the capital markets; risks relating to our controlling shareholder's ability to determine the outcome of the Company's corporate actions requiring board or shareholder approval; risks relating to the Company's ability to raise additional capital if it is required; risks related to covenants in the Company's debt obligations; the Company's inability to access its subsidiaries' cash; loss of services of any of the Company's key employees; risks related to the Company's use of reinsurance brokers; changes in economic conditions, including interest rate, currency, equity and credit conditions which could affect the Company's investment portfolio; failure of the Company's reinsurers to honor their obligations to the Company; risks associated with the growth of the Company's specialty insurance business and the development of the Company's infrastructure to support this growth; operational and financial risks relating to the Company's utilization of program managers, third-party administrators and other vendors to support our specialty insurance operations; the passage of federal or state legislation subjecting the Company's business to additional supervision or regulation, including additional tax regulation, in the United States or in other jurisdictions in which we operate; risks related to our computer and data processing systems; acts of war, terrorism or political unrest; and other factors that are described in the Company's filings with the Securities and Exchange Commission. Except as otherwise required by federal securities laws, the Company undertakes no obligation to publicly update or revise any forward looking statements, whether as a result of new information, future events, or otherwise.

Overview - Who We Are Global property-casualty reinsurer Integrated platform with a global branch office network 13 offices located throughout the world Profitable specialty insurance business Licensed in 50 states for U.S. business Licensed worldwide through Lloyd's for international business Full range of coverages making a diversified portfolio 58% casualty, 32% property and 9% specialty as of 12/31/05 55% U.S. business and 45% international as of 12/31/05 Opportunistic business model focused on underwriting profit Emphasis on underwriting result versus premium growth Significant market presence with size and scale to compete Among leading U.S. broker market reinsurers based on premiums (top five) Longstanding, durable client / broker relationships $1.8 billon of shareholders' equity and $2.3 billion of statutory surplus as of June 30, 2006 Conservative investment posture - total return investment approach The financial information presented herein is unaudited pending the filing of the Company's amended 2005 Annual Report on Form 10-K to reflect its previously announced restatement.

What Makes OdysseyRe Attractive Established worldwide operating platform Strong market presence with ability to respond to market opportunities Diversified portfolio of business - by class, geography and distribution Provides greater stability of earnings over time Nimble and responsive to market trends Technical underwriting expertise to manage through all market cycles Superior investment strategy with a proven track record Total return orientation which emphasizes safety & liquidity Performance through growth in book value over time Compounded annual growth in book value per share of 17.9% since 2001 Global Property-Casualty Reinsurer and Specialty Insurer The financial information presented herein is unaudited pending the filing of the Company's amended 2005 Annual Report on Form 10-K to reflect its previously announced restatement.

Napa Mexico City Miami Chicago Toronto Stamford New York Tokyo Singapore Stockholm Paris London A Global Reach Through An Indigenous Presence Santiago The financial information presented herein is unaudited pending the filing of the Company's amended 2005 Annual Report on Form 10-K to reflect its previously announced restatement.

Strategies and Objectives Underwriting Strategy Exercise Discipline - earn an underwriting profit that reflects underlying risk; no premium targets Employ Risk Management - aggressively monitor and limit loss potential Operate Opportunistically - exploit pricing dynamics in the insurance and reinsurance markets Seek Diversification - emphasize diversification across portfolio; pursue classes of business we understand Manage Capital - allocate capital to highest return opportunities but not at the expense of our ratings Investment Strategy Emphasize Total Return - willingness to sacrifice short term income for longer term objectives Apply Value Investing Principles - focus on safety of capital, liquidity and long term appreciation potential Primary long term objective is to compound growth in book value by 15% per annum through superior underwriting and investing The financial information presented herein is unaudited pending the filing of the Company's amended 2005 Annual Report on Form 10-K to reflect its previously announced restatement.

What We Have Accomplished Solidified position in the U.S. market Built a vibrant international franchise Expansion into specialty insurance classes Average combined ratio of 101.0%, notwithstanding reserve development Excluding Hurricanes Katrina, Rita and Wilma, average combined ratio of 97.1% Total investment return, including unrealized gains, averaged 8.2% Average ROE of 19.1% as a U.S. tax payer Compounded annual growth in book value / share of 18% since December 31, 2001 - increased 110% from $12.08 to $25.32 per share Strong premium growth during the hard market Gross Premiums Written ($ millions) CAGR = 22.8% * Average figures shown above calculated from 2002 - June 30, 2006 unless stated otherwise. The financial information presented herein is unaudited pending the filing of the Company's amended 2005 Annual Report on Form 10-K to reflect its previously announced restatement.

Our Portfolio Composition is Evolving 2001 Gross Premiums Written 2005 Gross Premiums Written Total = $1.15 billion Total = $2.63 billion 2.3x larger A Larger International Presence has Provided Balance to Our U.S. Business Overall growth has added diversification and stability to our portfolio International franchise is stronger as European competitors have been distracted U.S. Insurance has become an important part of our business The financial information presented herein is unaudited pending the filing of the Company's amended 2005 Annual Report on Form 10-K to reflect its previously announced restatement.

....by building a profitable specialty insurance business 29% of total premiums Specialty orientation defined by insured, coverage type or distribution International insurance predominantly casualty Classes of business aligned with our underwriting expertise Opportunistic approach to market No significant exposure to cats We Have Grown from a Monoline Reinsurance Company Gross Premiums Written (1) ($ in millions) 2005 Gross Premiums Written (1) Includes U.S. Insurance and Newline Syndicate. The financial information presented herein is unaudited pending the filing of the Company's amended 2005 Annual Report on Form 10-K to reflect its previously announced restatement.

Market Conditions Are Dynamic And Changing Peak zone property business is rock hard for both primary and reinsurance products Southeast and Gulf hurricane exposure California earthquake Non-peak zone property is subject to more competition as companies seek diversification January 1st reinsurance renewal season will be key to determine whether market hardening will broaden Liability insurance pricing is experiencing softness Liability reinsurance conditions are stable Reinsurance market is disciplined Ceding company retentions are increasing The financial information presented herein is unaudited pending the filing of the Company's amended 2005 Annual Report on Form 10-K to reflect its previously announced restatement. Margins are adequate but under pressure Underwriting selection and discipline are increasingly important

Property Cat Risk Management Property cat business important but we are not betting the Company Total property was approximately 32% of premiums and U.S. catastrophe risk is a subset of this Katrina represented 9.0% of June 30, 2005 equity, comparing favorably to our peers We seek to maintain maximum net PML exposure to a 1 in 250 year at less than 15% of statutory surplus Risk parameters recalibrated to reflect higher frequency and severity In addition to pricing, U.S. property portfolio has been reconstituted Significantly reduced proportional exposure, especially in Florida Attachment points increased Based on our current portfolio, Katrina and Wilma impact would be significantly reduced Katrina losses would be approximately 25% less Wilma losses would be approximately 50% less The financial information presented herein is unaudited pending the filing of the Company's amended 2005 Annual Report on Form 10-K to reflect its previously announced restatement.

Trends We are Experiencing Gross premiums are declining overall, reflecting various underlying trends Reinsurance is showing the greatest decline Decision to reduce proportional business, particularly U.S. property Clients purchasing less reinsurance Increased competition U.S. Insurance expansion slowing as price competition continues to increase The financial information presented herein is unaudited pending the filing of the Company’s amended 2005 Annual Report on Form 10-K to reflect its previously announced restatement.

Overview of First Half 2006 Results Higher income driven by improved underwriting and investment results Underwriting results reflect low catastrophe losses Investment results bolstered by significant realized gains and increased yields on cash and short term investments Growth in book value reflects strong investment performance The financial information presented herein is unaudited pending the filing of the Company's amended 2005 Annual Report on Form 10-K to reflect its previously announced restatement.

Growth in Invested Assets a Driver of Earnings Robust cash flow as premiums more than doubled Investment leverage = 3.5x equity Benefiting from increase in short- term rates Every 25 bp increase in yield = $0.14 per share Invested Assets CAGR = 23.6% ($ millions) ($ millions) The financial information presented herein is unaudited pending the filing of the Company's amended 2005 Annual Report on Form 10-K to reflect its previously announced restatement.

Historical Financial Highlights The financial information presented herein is unaudited pending the filing of the Company’s amended 2005 Annual Report on Form 10-K to reflect its previously announced restatement.

High Quality Investment Portfolio We remain defensively postured overall High cash balance and government bond holdings High quality fixed income portfolio $ weighted average rating of "AA" Significant cash balances Duration of 4.6 years (including cash) Value-oriented public equities Unrealized capital losses of $104 million (before tax) Conservative investment posture emphasizes protecting capital against an uncertain economic outlook Cash & Investments = $6.5 billion (June 30, 2006) The financial information presented herein is unaudited pending the filing of the Company's amended 2005 Annual Report on Form 10-K to reflect its previously announced restatement.

Capital Structure Provides Financial Flexibility Our capital position remains strong, reflecting continued growth in book value Holding company cash of $32 million at June 30, 2006 Convertible debt will be reduced in 2006 as it has become convertible at holders' option Significant financial flexibility as we move forward The financial information presented herein is unaudited pending the filing of the Company's amended 2005 Annual Report on Form 10-K to reflect its previously announced restatement.

Superior Book Value Growth and Stock Price Appreciation Stock Price Performance Since 12/31/01 (1) Composite includes ACGL, AHL, AXS, ENH, IPCR, MRH, MXRE, PRE, PTP, RE, RNR, TRH Year Over Year Book Value Growth Since 12/31/01 ORH is attractively valued at 1.2x 6/30/06 book value The financial information presented herein is unaudited pending the filing of the Company's amended 2005 Annual Report on Form 10-K to reflect its previously announced restatement.

Drivers of Our Earnings Outlook Risk selection - ability to generate combined ratio in the mid-90's Benefits of diversified platform and underwriting discipline Expanding asset leverage Invested assets of $6.5 billion are 3.5x our equity Redeploy significant cash balances over time $3.2 billion in cash, cash equivalents and short term investments at June 30, 2006 Increasing yield on invested assets YTD annualized yield of 5.0% compared to 3.6% last year Superior investment results Average quarterly after-tax realized gains of $37 million over the last two years Prudent and cautious approach to capital management The financial information presented herein is unaudited pending the filing of the Company's amended 2005 Annual Report on Form 10-K to reflect its previously announced restatement.

Why Own OdysseyRe - Not Your Conventional Story Superior underwriting + total return investing Industry fundamentals favor a diversified business 32% property and 68% casualty / specialty Less volatile short term and superior long term returns Franchise position in all world markets Asset leverage + investment track record accelerates returns Over $450 million pre-tax in net realized gains over last two years 17.9% compounded annual growth in book value per share since 2001 Attractive entry point - current price to book valuation of 1.2x = Ability to create economic value and to compound book value through all market cycles The financial information presented herein is unaudited pending the filing of the Company's amended 2005 Annual Report on Form 10-K to reflect its previously announced restatement.

Reconciliation The financial information presented herein is unaudited pending the filing of the Company’s amended 2005 Annual Report on Form 10-K to reflect its previously announced restatement. "Operating income" after tax is a non-GAAP financial measure often used by investors to evaluate performance in the insurance and reinsurance industry. Operating income after tax is equal to net income available to common shareholders, excluding net realized capital gains as reported, net realized capital gains of an equity investee included in net investment income, cumulative impact of change in accounting principle and the loss on early extinguishment of debt. Although realized capital gains or losses are an integral part of the Company's operations, the amount recognized during any particular period cannot be reasonably estimated and can vary significantly. Management believes that providing operating income after tax to investors is a useful supplement to GAAP information concerning the Company's performance. A reconciliation of net income available to common shareholders to operating income after tax is as follows:

(r)